UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No.1)

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 17, 2015

Hooper Holmes, Inc.
(Exact Name of registrant as specified in its charter)

New York	1-9972	22-1659359
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
560 N. Rogers Road, Olathe, KS 66062
(Address, including zip code, of principal executive offices)

(913) 764-1045
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On April 21, 2015, Hooper Holmes, Inc. (the "Company") filed a Current Report on Form 8-K (the "Original Form 8-K") reporting under Item 2.01 that on April 17, 2015 the Company and certain of its subsidiaries entered into and consummated an Asset Purchase Agreement (the "Purchase Agreement") to acquire the assets and certain liabilities representing the health and wellness business of Accountable Health Solutions, Inc. ("AHS") from Accountable Health, Inc. (the "Seller" or "AHI"). This Form 8-K/A amends the Original Form 8-K to include the historical audited financial statements of the business acquired and the unaudited pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K that were excluded from the Original Form 8-K in reliance on the instructions to such items.

This amendment includes the historical annual financial statements of the business acquired for the period specified in Rule 3-05(b) of Regulation S-X and the unaudited pro forma statement of operations for the year ended December 31, 2014, and the unaudited pro forma balance sheet of the Company as of December 31, 2014 pursuant to Article 11 of Regulation S-X.

Item 9.01 Financial Statements and Exhibits

a)    Financial Statements of Business Acquired

The audited consolidated financial statements of the Seller as of December 31, 2014 and 2013, and for the years ended December 31, 2014 and 2013 are filed as Exhibit 99.1 to this current report on Form 8-K/A and are incorporated herein by reference.

b)    Pro Forma Financial Information

The unaudited pro forma financial information as of December 31, 2014 and for the year ended December 31, 2014 is filed as Exhibit 99.2 to this current report on Form 8-K/A.

d)    Exhibits

Exhibit No.     Description

2.1
Asset Purchase Agreement, dated April 17, 2015, by and among Hooper Holmes, Inc., Jefferson Acquisition, LLC, Hooper Wellness, LLC, Accountable Health Solutions, Inc., and Accountable Health, Inc. (The exhibits and schedules to the Asset Purchase Agreement have been omitted. The Company will furnish such exhibits and schedules to the SEC upon request.)*

10.2(a)	Credit Agreement, dated April 17, 2015, by and between Hooper Holmes, Inc., SWK Funding LLC and the Lenders party thereto from time to time*

23.1	Consent of Grant Thornton, LLP, Independent Certified Public Accounting Firm

99.1	Audited consolidated financial statements of Accountable Health, Inc. as of December 31, 2014 and 2013, and for the years ended December 31, 2014 and 2013

99.2	Unaudited pro forma financial information as of December 31, 2014 and for the year ended December 31, 2014

* Exhibit is being filed solely to correct section numbering of the previously filed exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 21, 2015	HOOPER HOLMES, INC.

	By:	/s/ Tom Collins
Tom Collins
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.     Description

2.1
Asset Purchase Agreement, dated April 17, 2015, by and among Hooper Holmes, Inc., Jefferson Acquisition, LLC, Hooper Wellness, LLC, Accountable Health Solutions, Inc., and Accountable Health, Inc. (The exhibits and schedules to the Asset Purchase Agreement have been omitted. The Company will furnish such exhibits and schedules to the SEC upon request.)*

10.2(a)	Credit Agreement, dated April 17, 2015, by and between Hooper Holmes, Inc., SWK Funding LLC and the Lenders party thereto from time to time*

23.1	Consent of Grant Thornton, LLP, Independent Certified Public Accounting Firm

99.1	Audited consolidated financial statements of Accountable Health, Inc. as of December 31, 2014 and 2013, and for the years ended December 31, 2014 and 2013

99.2	Unaudited pro forma financial information as of December 31, 2014 and for the year ended December 31, 2014

*Exhibit is being filed solely to correct section numbering of the previously filed exhibit.